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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  ------------


                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: JUNE 12, 1998
                        (Date of earliest event reported)


                          INCYTE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-27488                   94-3136539
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


                                3174 PORTER DRIVE
                          PALO ALTO, CALIFORNIA, 94304
                    (Address of principal executive offices)


                                 (650) 855-0555
              (Registrant's telephone number, including area code)

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Item 5.   Other Events

          On January 22, 1998, Synteni Inc. ("Synteni"), a Delaware corporation, became a wholly-owned subsidiary of the registrant, Incyte Pharmaceuticals, Inc. ("Incyte"), as a result of the merger (the "Merger") of Bond Acquisition Corporation ("Merger Subsidiary"), a Delaware corporation and a wholly-owned subsidiary of Incyte, with and into Synteni pursuant to the Agreement and Plan of Merger, dated as of December 23, 1997, among Incyte, Merger Subsidiary, and Synteni (the "Agreement"). The merger was accounted for as a pooling of interests.

          The agreement and required pro forma information reflecting the Merger have previously been filed by Incyte on Form 8-K, as amended by Form 8-K/A, dated January 22, 1998. Incyte is filing this Current Report on Form 8-K in order to file, as Exhibit 99.1 hereto, its selected consolidated financial data, management's discussion and analysis of financial condition and results of operations, and audited consolidated financial statements as of and for the periods listed therein, which have been restated to reflect the combined results of Incyte and Synteni.


(a)       Financial Data and Financial Statements of Business Acquired.

          None required

(b)       Pro Forma Financial Information.

          None required

(c)       Exhibits.

          Exhibit 27.01    Restated Financial Data Schedule

          Exhibit 27.02    Restated Financial Data Schedule

          Exhibit 27.03    Restated Financial Data Schedule

          Exhibit 27.04    Restated Financial Data Schedule

          Exhibit 27.05    Restated Financial Data Schedule

          Exhibit 27.06    Restated Financial Data Schedule

          Exhibit 27.07    Restated Financial Data Schedule

          Exhibit 27.08    Restated Financial Data Schedule

          Exhibit 27.09    Restated Financial Data Schedule

          Exhibit 99.1     Selected consolidated financial data

                           Management's discussion and analysis of financial condition and results of operations

                           Report of Ernst & Young LLP, Independent Auditors

                           Consolidated Balance Sheets at December 31, 1997 and 1996

                           Consolidated Statements of Operations for the Years Ended December 31, 1997, 1996 and 1995

                           Consolidated Statement of Stockholders' Equity for the three year period ended December 31, 1997.

                           Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996, and 1995

                           Notes to the Consolidated Financial Statements


                                       2
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                                 EXHIBIT INDEX



             Exhibit
               No.               Description
            --------             -----------
              27.01        Restated Financial Data Schedule

              27.02        Restated Financial Data Schedule

              27.03        Restated Financial Data Schedule

              27.04        Restated Financial Data Schedule

              27.05        Restated Financial Data Schedule

              27.06        Restated Financial Data Schedule

              27.07        Restated Financial Data Schedule

              27.08        Restated Financial Data Schedule

              27.09        Restated Financial Data Schedule

               99.1        Selected consolidated financial data

                           Management's discussion and analysis of financial condition and results of operations

                           Report of Ernst & Young LLP, Independent Auditors

                           Consolidated Balance Sheets at December 31, 1997 and
                           1996

                           Consolidated Statements of Operations for the Years
                           Ended December 31, 1997, 1996 and 1995

                           Consolidated Statement of Stockholders' Equity for the three year period ended December 31, 1997.

                           Consolidated Statements of Cash Flows for the Years
                           Ended December 31, 1997, 1996, and 1995

                           Notes to the Consolidated Financial Statements

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INCYTE PHARMACEUTICALS, INC.


Date: June 12, 1998                    By: /s/ Denise M. Gilbert
                                           ----------------------------
                                           Denise M. Gilbert
                                           Executive Vice President and
                                           Chief Financial Officer